                             WESTPOINT STEVENS INC.


EXHIBIT (10.44) - FIRST AMENDMENT TO THE WESTPOINT STEVENS INC. SUPPLEMENTAL RETIREMENT PLAN

         THIS FIRST AMENDMENT to the WestPoint Stevens Inc. Supplemental Retirement Plan (the "Plan") is made on this 6th day of September, 1996, by WestPoint Stevens Inc. (the "Company")

                              W I T N E S S E T H:

         WHEREAS, the Company maintains the Plan to provide supplemental retirement benefits to a select group of management or highly compensated employees of the Company; and

         WHEREAS, Section 7.1 of the Plan provides that the Company has the right to amend the Plan at any time and from time to time in any fashion, subject to the limitations stated therein; and

         WHEREAS, the Board of Directors of the Company on August 15, 1996 approved the amendment of the Plan to limit the amount of compensation that may be taken into account for purposes of determining a participant's accrued benefit under the Plan;

         NOW, THEREFORE, the Plan is amended as follows:

         1. Section 3.1 of the Plan is hereby amended effective January 1, 1996 to read as follows:

                  3.1 Participation. Each Eligible Employee shall become a Participant in the Plan as of the date that such Eligible Employee is approved for participation by the Committee in its sole discretion.


         2. Section 4.1 of the Plan is amended effective January 1, 1996 by adding a new subsection 4.1(c) to read as follows:

                           (c) Notwithstanding subsection (a)(1) or anything in
                  the Pension Plan to the contrary, the compensation taken into account under the Plan for Plan Years beginning on or after January 1, 1996 shall not exceed the lesser of (i) $300,000 or
                  (ii) one-hundred twenty percent (120%) of the Participant's base salary. The provisions of this subsection (c) shall not reduce any Participant's Accrued Benefit determined as of August 15, 1996. In addition, the provisions of this subsection (c) shall not apply to Holcombe T. Green, Jr., Joseph L. Jennings, Jr., Thomas J. Ward, Morgan M. Schuessler and William F. Crumley.


         3. Except as specified herein, the Plan shall remain in full force and effect.


         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment effective on the date first written above.


                                     WESTPOINT STEVENS INC.


                                     By:     /s/ Holcombe T. Green, Jr.
                                        ----------------------------------------

                                     Title: Chairman and Chief Executive Officer
                                          --------------------------------------